UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): December 8, 2004


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                          06-0812960
Commission File                                               (I.R.S. Employer
Number)                                                      Identification No.)

30 Dunnigan Drive, Suffern, New York                                10901
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ss General Instruction A.2. below):

__ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ?
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

--------------------------------------------------------------------------------

Section 1   -     Registrant's Business and Operations

Item 1.01.        Entry into a Material Definitive Agreement

Registration Rights Agreement

On December 15, 2004, The Dress Barn, Inc. ("Dress Barn") entered into a Resale Registration Rights Agreement (the "Registration Rights Agreement") with Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several initial purchasers of Dress Barn's 2.50% convertible senior notes due 2024 (the "Notes"). The Registration Rights Agreement provides that Dress Barn agrees, and any of its subsidiaries that become subsidiary guarantors of the Notes will agree, for the benefit of the holders of the Notes and the shares of Dress Barn common stock, par value $.05 per share (the "Common Stock"), issuable upon conversion of the Notes, that Dress Barn and any of the subsidiary guarantors will, at Dress Barn's cost:

o file with the Securities and Exchange Commission no later than the 90th day after the first date of original issuance of the Notes, a shelf registration statement covering resales of the Notes and the Common Stock issuable upon conversion, redemption or repurchase thereof pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"):

o use reasonable efforts to cause the shelf registration statement to be declared effective under the Securities Act no later than 180 days after the first date of original issuance of the Notes; and

o use reasonable efforts to keep the shelf registration statement effective until the earliest of:

     (1) the second anniversary of the last date of original issuance of the Notes;

     (2) the date when the holders of Notes and holders of the shares of Common Stock issuable upon conversion, redemption or repurchase of the Notes are able to sell such Notes and such shares immediately without restriction pursuant to the volume limitation provisions of Rule 144 under the Securities Act; and

     (3) the date when all of the Notes and the Common Stock issuable upon conversion, redemption or repurchase thereof have been sold either pursuant to the shelf registration statement or pursuant to Rule 144 under the Securities Act or any similar provision then in force.

If Dress Barn fails to comply with certain of the terms of the Registration Rights Agreement (a "Registration Default"), predetermined "additional amounts" will accrue on the Notes that are transfer restricted securities, from and including the day following the Registration Default to but excluding the earlier of (1) the day on which the Registration Default has been cured and (2) the date the registration statement is no longer required to be kept effective. The additional amounts will be paid to holders of Notes entitled to interest payments on such dates semiannually in arrears on each June 15 and December 15 and will accrue at a rate per year equal to:

     0.25%of the principal amount of a Note to and including the 90th day following such Registration Default; and

     0.50%of the principal amount of a Note from and after the 91st day following such Registration Default.

In no event will additional amounts exceed 0.50% per year.


Indenture

On December 15, 2004, Dress Barn entered into an indenture with The Bank of New York, as trustee, relating to the issuance of $115,000,000 principal amount of the Notes (the "Indenture"). Reference is made to Item 2.03 hereof, which is incorporated herein by reference.


Section 2   -     Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 15, 2004, Dress Barn entered into the Indenture with The Bank of New York, as trustee, relating to the issuance of $115,000,000 principal amount of the Notes that were sold in a private placement, which was consummated on December 15, 2004.

Dress Barn intends to use the net proceeds of the sale of the Notes to fund a part of the cost of its previously announced pending acquisition of Maurices Incorporated. If that acquisition is not completed, Dress Barn may use the net proceeds for general corporate purposes.

The Notes will bear interest at the rate of 2.50% per year. Interest on the Notes is payable on June 15 and December 15 of each year, beginning on June 15, 2005. Beginning with the period commencing on December 22, 2011 and ending on June 14, 2012, and for each of the six-month periods thereafter commencing on June 15, 2012, Dress Barn will pay contingent interest during the applicable interest period if the average trading price of the Notes on the five trading days ending on the third day immediately preceding the first day of the applicable interest period equals or exceeds 120% of the principal amount of the Notes. The contingent interest payable per Note within any applicable interest period will equal an annual rate of 0.25% of the average trading price of a Note during the measuring period.

The Notes will mature on December 15, 2024, unless earlier converted, redeemed or repurchased by Dress Barn. If the stock purchase agreement relating to Dress Barn's pending acquisition of Maurices Incorporated has been terminated, Dress Barn may redeem the Notes, in whole or in part, for cash at any time on or before February 28, 2005, upon at least 10 days' notice, at a price equal to 102% of the principal amount of the Notes to be redeemed plus (i) any accrued and unpaid interest to the redemption date and (ii) if the Conversion Value of the Notes exceeds the initial Conversion Value of the Notes (as such terms are defined in the Indenture) then, for each $1,000 in principal amount of Notes to be redeemed, 80% of the amount determined by subtracting the Initial Conversion Value from the Conversion Value.

Dress Barn may also redeem some or all of the Notes for cash at any time on or after December 22, 2011 at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest (and contingent interest and additional amounts, if any) to the redemption date. From February 28, 2005 to December 22, 2011, Dress Barn cannot redeem the Notes. A holder of the Notes may require Dress Barn to repurchase for cash some or all of such holder's notes at a repurchase price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest (including contingent interest and additional amounts, if any) up to but excluding the applicable repurchase date, on December 15, 2011, December 15, 2014 and December 15, 2019 or, subject to specified exceptions, at any time prior to the Notes' maturity following a fundamental change as described in the Indenture.

Holders may convert their Notes into cash and shares of Common Stock, if any, at a conversion rate of 47.5715 shares per $1,000 principal amount of Notes, subject to adjustment upon certain events, under the following circumstances:
(1) during specified periods, if the price of the Common Stock reaches, or the trading price of the Notes falls below, specified thresholds described in the Indenture; (2) if Dress Barn calls the Notes for redemption; or (3) upon the occurrence of certain corporate transactions. Upon conversion, Dress Barn will deliver cash equal to the lesser of the aggregate principal amount of Notes to be converted and Dress Barn's total conversion obligation and shares of Common Stock in respect of the remainder, if any, of Dress Barn's conversion obligation. If certain corporate transactions occur on or prior to December 15, 2011, Dress Barn will increase the conversion rate by a number of additional shares of Common Stock or, in lieu thereof, Dress Barn may under certain circumstances elect to adjust the conversion rate and the related conversion obligation so that the Notes will be convertible into shares of the acquiring or surviving company, in each case as described in the Indenture.

If Dress Barn enters into a senior secured credit facility in connection with the acquisition of Maurices Incorporated, the Notes will be jointly and severally guaranteed by each of Dress Barn's subsidiaries that also guarantees amounts due under Dress Barn's senior secured credit facility, but only if and for so long as such subsidiary is a subsidiary guarantor under Dress Barn's senior secured credit facility.

The Notes will be Dress Barn's direct, unsecured and unsubordinated obligations and will rank equal in priority with all of Dress Barn's existing and future subordinated indebtedness. The Notes will effectively rank junior to any of Dress Barn's existing and future secured indebtedness and to the liabilities of Dress Barn's subsidiaries that do not guarantee the Notes to the extent of the value of the assets securing such indebtedness.


Section 8    -    Other Events

Item 8.01.        Other Events

On December 15, 2004, Dress Barn issued a press release announcing the completion on December 15, 2004 of its sale of $115,000,000 principal amount of Dress Barn's 2.50% convertible senior notes due 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities. The offering was made only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. The securities have not been registered under the Securities Act, or any state securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Section 9 - Financial Statements and Exhibits.

Item 9.01      Financial Statements And Exhibits.

(c)  Exhibits

Exhibit Number              Description
--------------------------------------------------------------------------------
99.1 Press Release, issued December 15, 2004 by the Company (filed with this Current Report on Form 8-K)

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE DRESS BARN INC.
(Registrant)


BY: /S/ ARMAND CORREIA
Armand Correia
Senior Vice President
(Principal Financial
and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number              Description
--------------------------------------------------------------------------------
99.1             Press Release, issued December 15, 2004 of The Dress Barn, Inc.
                 (filed with this Current Report on Form 8-K)